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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        June 7, 1994
                                                 -------------------------------


                                 MERISEL, INC.
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            (Exact name of registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)

           0-17156                                      95-4172359
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   (Commission File Number)                  (IRS Employer Identification No.)

200 Continental Boulevard, El Segundo, California             90245-0984
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (310) 615-3080
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

   Merisel, Inc. (the "Company") expects its earnings for the quarter ending June 30, 1994 to be significantly below analysts' expectations, because of lower gross profits in its wholesale distribution businesses in the U.S. and the U.K. Attached hereto as Exhibit 99.1 is the Press Release issued by the Company on June 7, 1994 regarding this matter.

                                       1.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

        Exhibit 99.1:  Company Press Release dated June 7, 1994.
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                                       2.
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MERISEL, INC.


                                        /s/ James L. Brill
                                    By: ____________________________________
                                        James L. Brill
                                        Senior Vice President-Finance, Chief
                                        Financial Officer and Secretary


Date: June 16, 1994

                                       3.